UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 31, 2000



                           Exigent International, Inc.
             (Exact name of Registrant as specified in its charter)



              Delaware                     333-5733              59-3379927
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)



              -----------------------------------------------------



                                 1830 Penn Street
                            Melbourne, Florida 32901
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  321-952-7550



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Item 5.  Other Events

         On March 27, 2000 Exigent International, Inc. announced a corporate restructuring. The restructuring plan includes reduction in the Company's workforce by roughly 10%, a new administrative structure, and the consolidation of several offices. Implementation of the plan will be completed by the end of the second quarter. The text of the press release is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                                   Page
Number            Description                                             Number

    99            Press Release of the Registrant,                          4
                  dated March 27, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Exigent International, Inc.
Dated:
March 31, 2000                       By:    /s/ Stuart P. Dawley
                                     -------------------------------------------
                                     Stuart P. Dawley, Executive Vice President,
                                     General Counsel